JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated October 26, 2017 to PROSPECTUSES dated May 1, 2017

Changes to Variable Investment Options

This Supplement applies to GIFL ROLLOVER VARIABLE ANNUITY and GIFL SELECT IRA ROLLOVER VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated May 1, 2017 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Purpose of this Supplement

This Supplement announces a change to the Contracts’ Variable Investment Options to reflect the merger of the John Hancock Variable Insurance Trust (“JHVIT”) Core Strategy Trust into the JHVIT Lifestyle Growth PS Series. This Supplement also announces changes to the Contracts’ Variable Investment Options to reflect name changes to a number of JHVIT funds.

Portfolio Mergers

Effective at the close of business on October 27, 2017, the following “Acquired Portfolio” will merge into the respective “Acquiring Portfolio”:

Acquired Portfolio	Acquiring Portfolio
JHVIT Core Strategy Trust	JHVIT Lifestyle Growth PS Series

As a result, after October 27, 2017, the Variable Investment Option corresponding to Lifestyle Growth PS Series replaces the Variable Investment Option corresponding to Core Strategy Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the Core Strategy Investment Option. Any Contract Value allocated to the Core Strategy Investment Option will be allocated to the Lifestyle Growth PS Series Investment Option.

Accordingly, any references in the Annuity Prospectus to the “Core Strategy” Trust or Investment Option are replaced with the “Lifestyle Growth PS Series” Trust or Investment Option, respectively, except for the reference to the “Core Strategy” Trust in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

Portfolio Name Changes

Effective at the close of business on October 27, 2017, the names of the following funds are changing as set forth below:

Current Name	New Name
JHVIT Total Bond Market Trust B	JHVIT Total Bond Market Trust
JHVIT Lifestyle Growth PS Series	JHVIT Lifestyle Growth Portfolio
JHVIT Lifestyle Balanced PS Series	JHVIT Lifestyle Balanced Portfolio
JHVIT Lifestyle Moderate PS Series	JHVIT Lifestyle Moderate Portfolio
JHVIT Lifestyle Conservative PS Series	JHVIT Lifestyle Conservative Portfolio
JHVIT Lifestyle Growth MVP	JHVIT Managed Volatility Growth Portfolio
JHVIT Lifestyle Balanced MVP	JHVIT Managed Volatility Balanced Portfolio
JHVIT Lifestyle Moderate MVP	JHVIT Managed Volatility Moderate Portfolio
JHVIT Lifestyle Conservative MVP	JHVIT Managed Volatility Conservative Portfolio

Accordingly, we replace all references in the Annuity Prospectus to the Portfolios listed under “Current Name” above with the corresponding Portfolio listed under “New Name.” We also replace all references to Investment Options for the Portfolios listed under “Current Name” above with the corresponding Investment Options for the Portfolios listed under “New Name.”

You should retain this Supplement for future reference.

Supplement dated October 26, 2017

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